                                                              EXHIBIT (h)(10)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                      RESTATED EXPENSE LIMITATION AGREEMENT

                          ING VARIABLE INSURANCE TRUST

                            OPERATING EXPENSE LIMITS

                                                             MAXIMUM OPERATING EXPENSE LIMIT
NAME OF FUND*                                            (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------                                            ---------------------------------------------
ING GET U.S. Core Portfolio - Series 1                         0.65% during the offering period
Initial Term Expires December 31, 2004                         1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 2                         0.65% during the offering period
Initial Term Expires December 31, 2004                         1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 3                         0.65% during the offering period
Initial Term Expires December 31, 2004                         1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 4                         0.65% during the offering period
Initial Term Expires December 31, 2004                         1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 5                         0.65% during the offering period
Initial Term Expires December 31, 2004                         1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 6                         0.65% during the offering period
Initial Term Expires December 31, 2004                         1.00% during the guarantee period

ING GET U.S. Opportunity Portfolio - Series 1                  0.65% during the offering period
Initial Term Expires December 31, 2004                         1.15% during the guarantee period

ING GET U.S. Opportunity Portfolio - Series 2                  0.65% during the offering period
Initial Term Expires December 31, 2004                         1.15% during the guarantee period

                                                                           HE HE

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* This Schedule A to the Expense Limitation Agreement will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.